LEGG MASON PARTNERS VARIABLE EQUITY TRUST

SUPPLEMENT DATED MAY 31, 2012

TO THE SUMMARY PROSPECTUSES AND PROSPECTUSES

DATED MAY 1, 2012 OF

LEGG MASON CLEARBRIDGE VARIABLE LARGE CAP VALUE PORTFOLIO

CLASS I AND CLASS II

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated May 1, 2012, as supplemented on May 31, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated December 31, 2011, are incorporated by reference into this Summary Prospectus.

The following is added to the end of the section labeled “Performance” in the fund’s Summary Prospectus and Prospectus:

Effective on or about June 1, 2012, the fund’s primary benchmark will be the Russell 1000 Value Index.

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